SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2019
Subsequent events [Abstract]
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS
The Group has evaluated subsequent events through February 18, 2020, which is the date the Consolidated Financial Statements were authorized for issuance.

Under the common share repurchase program, from January 1, 2020 to February 14, 2020, the Company has repurchased an additional 209,326 common shares for a total consideration of €153.2 million. At February 14, 2020 the Company held in treasury an aggregate of 8,849,502 common shares.

On February 18, 2020, the Board of Directors of Ferrari N.V. recommended to the Company’s shareholders that the Company declare a dividend of €1.13 per common share, totaling approximately €210 million. The proposal is subject to the approval of the Company’s shareholders at the Annual General Meeting to be held on April 16, 2020.